UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 29, 2021
Glatfelter Corporation
______________________________________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4350 Congress Street, Suite 600, Charlotte, North Carolina		28209

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:		704 885-2555
(N/A)
______________________________________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GLT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On October 29, 2021, Glatfelter Corporation (“Glatfelter”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of the acquisition (the “Acquisition”) of all of the outstanding equity interests of PMM Holding (Luxembourg) AG (the “Acquired Company” or “Jacob Holm”), pursuant to a previously announced Share Purchase Agreement, dated July 22, 2021, between PHG Tea Leaves, Inc., a Delaware corporation and a wholly-owned subsidiary of Glatfelter, Ammon Ammon AG, a Liechtenstein company (the “Seller”), and the ultimate owners of the Seller. The Acquired Company is the parent company of the Jacob Holm Group. The Initial Form 8-K stated that the historical financial statements of the Acquired Company and pro forma financial information related to the Acquisition would be filed, as permitted under Items 9.01(a) and 9.01(b), by an amendment to the Initial Form 8-K.

This amendment to the Initial Form 8-K on Form 8-K/A amends and supplements the Initial Form 8-K to include the financial statements of the Acquired Company and pro forma financial information as described in Items 9.01(a) and 9.01(b). No other amendments are being made to the Initial Form 8-K. This Current Report on Form 8-K/A should be read in conjunction with the Initial Form 8-K, which provides a more complete description of the Acquisition.

The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only, are based on various adjustments and assumptions and is not necessarily indicative of what the Company’s consolidated statement of operations or consolidated statement of financial condition would have been had the Acquisition and other adjustments been completed as of the dates indicated or will be for any future periods.
Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Jacob Holm as of and for the years ended December 31, 2020 and 2019 are filed herewith as Exhibit 99.1 and are incorporated in their entirety herein by reference.

The unaudited consolidated financial statements of Jacob Holm as of and for the six months ended June 30, 2021 are filed herewith as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma financial information as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(d) Exhibits.

23.1	Consent of PwC
99.1	Audited consolidated financial statements Jacob Holm as of December 31, 2020 and 2019 and for the years then ended.
99.2	Unaudited financial statements of Jacob Holm as of June 30, 2021 and for the six month periods ended June 30, 2021 and 2020.
99.3	Unaudited condensed combined financial information for the year ended December 31, 2020 and as of and for the six months ended June 30, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glatfelter Corporation

January 14, 2022	By:	/s/ David C. Elder

Name: David C. Elder
Title: Vice President, Finance and Chief Accounting Officer (Principal accounting officer)